AMENDMENT ONE
To
LIMITED EXCLUSIVE LICENSE AGREEMENT

FOR

OPTICAL COHERENCE TOMOGRAPHY
For Human and Animal Dentistry

Between

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

AND

LANTIS LASER, INC.

LLNL Case No. TL-1640-00

Lawrence Livermore National Laboratory
University of California
P.O. Box 808, L-795, Livermore, CA 94551
Individual Partnerships and Commercialization

September 24, 2004

AMENDMENT ONE
September 2004

To

License Agreement - LLNL Case Number TL-1640-00
For Optical Coherence Tomography for Human and Animal Dentistry
between Lantis Laser, Inc., and
The Regents of the University of California
effective September 14, 2001

This Amendment One to the License Agreement by and between The Regents of the University of California (“THE REGENTS”) and Lantis Laser, Inc. (“LICENSEE”) will be effective as of the date of execution of this Amendment by both Parties. This Amendment and the associated License Agreement are subject to overriding obligations to the Federal Government pursuant to the provisions of THE REGENTS’ Contract No. W-7405-ENG-48 with the United States Department of Energy (“DOE”) for the operation of the Lawrence Livermore National Laboratory (“LLNL”).

This Amendment One will remove U.S. Patent Application No. 09/489,764, which has been abandoned, from the Licensed Patents. It has been determined that there is not enough scope in light of prior art to continue prosecution of this case. Exhibit A (LICENSED PATENTS) has been updated to reflect this change and the current status of the licensed patents. All other terms and conditions remain the same.

Therefore, in consideration of the mutual covenants and obligations recited herein, THE REGENTS and LICENSEE hereby amend the License Agreement as follows:

1.	EXHIBIT A (LICENSED PATENTS)

Delete Exhibit A in its entirety and replace with the following:

EXHIBIT A - LICENSED PATENTS

The Licensed Patents are as follows:

UNITED STATES PATENTS:

Invention Disclosure Number	Patent Number	Title	Inventors	Filing Date	Issue Date

IL-9247	5,570,182	Method for Detection of Dental Caries and Periodontal Disease Using Optical Imaging	Howard Nathel, John H. Kinney, Linda L. Otis	5/27/94	10/29/96

IL-10371	6,179,611	Dental Optical Coherence Domain Reflectometry Explorer	Matthew J. Everett, Billy W. Colston Jr., Ujwal S. Sathyam, Luiz B. Da Silva	5/19/99	1/22/01

IL-10379	6,385,358	Birefingence Insensitive Optical Coherence Domain Reflectometry System	Matthew J. Everett, (LLNL), Joseph Grau Davis (OptiPhase, Inc.)	1/7/00	5/7/02

IL-10408B	6,522,407	Optical Detection of Dental Disease Using Polarized Light	Matthew J. Everett, Billy W. Colston, Jr., Ujwal S. Sathyam, Luiz B. Da Silva, Daniel Fried	3/18/03	2/18/03

IL-10616	6,466,713	Optical Fiber Head for Providing Lateral Viewing	Luiz B. Da Silva, Billy W. Colston Jr., Dale L. James	9/12/00	7/16/02

IL-10697	6,451,009	OCDR Guided Laser Ablation Device	Luiz B. Da Silva, Billy W. Colston Jr., Dale L. James	9/12/00	9/17/02

FOREIGN PATENT APPLICATIONS:

None.

THE REGENTS and LICENSEE execute this Agreement, in duplicate originals, by their respective officers who are duly authorized on the day and year that is written.

LANTIS LASER, INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

LAWRENCE LIVERMORE NATIONAL LABORATORY

By:	By:
(Signature)

Name:	Name:
Title:	Title:

Date Signed: ______________________	Date Signed: ____________________, 2004